-------------------------
                                                             OMB Approval
                                                       -------------------------
                                                       -------------------------
                                                       OMB Number:  3235-0060
                                                       Expires:  April 30, 2009
                                                       Estimated average burden
                                                       hours per response...38.0
                                                       -------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   September 12, 2007
                                                 -------------------------------

                              POSSIS MEDICAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                   0-944                 41-0783184
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)            File Number)         Identification No.)



9055 Evergreen Boulevard NW, Minneapolis, MN                 55433-8003
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   763-780-4555
                                                  ------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

     Item 7.01 - Regulation FD Disclosure

     On September 12, 2007, Possis Medical announced that it will be releasing fiscal 2007 fourth-quarter and full-year financial results on September 19, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Report.


     Item 9.01 - Financial Statements and Exhibits

     [c]     Exhibits

     99.1    Press Release, dated September 12, 2007, issued by Possis Medical,
             Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Possis Medical, Inc.
--------------------
(Registrant)

Date: September 12, 2007
      ------------------

By:   /s/ Jules L. Fisher
   ------------------------------------------------
      Jules L. Fisher
      Vice President, Finance and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

99.1                 Press Release, dated September 12, 2007, issued by Possis
                     Medical, Inc.